Exhibit 32


    Certification by the Chief Executive Officer and Chief Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Levi Strauss & Co., a Delaware corporation (the "Company"), does hereby certify that:

                1. The accompanying Quarterly Report of the Company on Form 10-Q for the period ended May 25, 2003 (the "Report") fully complies with the requirements of
                           Section 15(d) of the Securities Exchange Act of 1934; and

                2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.




/s/ Philip A. Marineau
----------------------
Philip A. Marineau
President
and Chief Executive Officer
July 8, 2003



/s/ William B. Chiasson
-----------------------
William B. Chiasson
Senior Vice President
and Chief Financial Officer
July 8, 2003


This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.